Small-MidCap Dividend Income Fund

Class C
Ticker Symbol(s)	PMDDX

Principal Funds, Inc. Summary Prospectus June 13, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectus. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email to prospectus@principalfunds.com.

This Summary prospectus incorporates by reference the Statutory Prospectus for Class A and Class C shares dated June 13, 2012 and the Statement of Additional Information dated December 30, 2011, as amended and restated June 13, 2012 (which may be obtained in the same manner as the Prospectus).

Objective:     The Fund primarily seeks to provide a relatively high level of current income and long-term growth of income, and secondarily long-term growth of capital, while investing primarily in small- to mid-capitalization companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Information about discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 37 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 59 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

Class C
Maximum Deferred Sales Charge (Load) (as a percentage of dollars subject to charge)	1.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class C
Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses (1)	0.39%
Total Annual Fund Operating Expenses	2.19%
Expense Reimbursement (2)	0.04%
Total Annual Fund Operating Expenses after Expense Reimbursement	2.15%

(1)   Other Expenses estimated for the year ending August 31, 2012.

(2)  Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense through the period ending December 31, 2013. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.15% for Class C shares. It is expected that the expense limit will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class C	$318	$681

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years
Class C	$218	$681

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From June 6, 2011, date operations commenced, through August 31, 2011, the Fund’s annualized portfolio turnover rate was 43.5% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in dividend-paying equity securities of companies with small to medium market capitalizations (those with market capitalizations ranging from between $200 million and $7 billion) at the time of purchase. The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund will invest in the securities of foreign issuers, real estate investment trusts, preferred securities, convertible securities, fixed-income securities, master limited partnerships, and royalty trusts.

Principal Risks

The Fund may be an appropriate investment for investors who seek dividends to generate income or to reinvest for growth and who can accept fluctuations in the value of investments and the risks of investing in real estate investment trust securities and foreign securities.

The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:

Convertible Securities Risk. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Master Limited Partnership ("MLP") Risk. MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Preferred Securities Risk. Preferred securities are junior subordinated securities in a company’s capital structure and therefore can be subject to greater credit and liquidation risk. An issuer of preferred securities could redeem the security prior to the stated maturity date and reduce the return of the security.

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Royalty Trust Risk. A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could adversely affect the performance, and limit the capital appreciation, of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance will be benchmarked against the Russell 2500 Value Index.

Management

Investment Advisor:     Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•         Daniel R. Coleman (since 2011), Head of Equities, Portfolio Manager

•         David W. Simpson (since 2011), Portfolio Manager

Purchase and Sale of Fund Shares

Purchase minimums per fund (some exceptions apply):

• Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.

You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.